UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 02, 2022

CELSIUS HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-34611	20-2745790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2424 N. Federal Highway
Boca Raton, Florida		33431
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 561 276-2239

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	CELH	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms “the Company,” “Celsius,” “we,” “us” and “our” refer to Celsius Holdings, Inc. and its subsidiaries.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 2, 2022, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on the three proposals listed below at the Annual Meeting. The final voting results for each proposal are set forth in the following tables. For more information about each of the proposals please see the Company’s definitive Proxy Statement previously filed with the Securities and Exchange Commission on April 22, 2022.

Proposal 1: Election of Directors – Election of the nominees listed below as directors to hold office until the next annual meeting of stockholders or until their successors are elected.

	Votes	Votes	Broker
Name	For	Against	Non-Votes
John Fieldly	58,275,768	361,698	6,744,419
Nicholas Castaldo	50,167,055	8,650,411	6,744,419
Caroline Levy	58,256,645	380,821	6,744,419
Hal Kravitz	50,376,389	8,261,077	6,744,419
Alexandre Ruberti	54,289,074	4,348,392	6,744,419
Cheryl Miller	58,275,111	362,355	6,744,419
Damon DeSantis	58,359,088	278,378	6,744,419
Joyce Russell	54,394,687	4,241,951	6,744,419

Each nominee was elected by the Company’s stockholders, as recommended by the Company’s Board of Directors.

Proposal 2: Ratification of Selection of Auditors - To ratify the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Abstain
65,294,259	825,183	86,801

The appointment of Ernst & Young LLP was ratified by the Company’s stockholders, as recommended by the Company’s Board of Directors.

Proposal 3: Say-on-Pay Vote - To approve, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstain
35,064,940	23,473,834	98,691

The compensation of the Company’s named executive officers was approved by the Company’s stockholders.

Item 7.01 Regulation FD Disclosure.

On June 2, 2022, the Company made a presentation to stockholders at the Annual Meeting. The furnishing of the investor presentation information in this report is not intended to, and does not, constitute a determination by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company. The information in the investor presentation materials is presented as of June 2, 2022 and the Company does not assume any obligation to update such information in the future.

A copy of the investor presentation that was used at the Annual Meeting is included as Exhibit 99.4 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, and including Exhibits 99.3 and 99.4 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description

99.1	Celsius Holdings, Inc. Stockholder Presentation dated June 2, 2022
Exhibit 104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CELSIUS HOLDINGS, INC.

Date:	June 3, 2022	By:	/s/ John Fieldly
John Fieldly, Chief Executive Officer